[EQUITABLE -- MEMBER OF THE GLOBAL AXA GROUP LOGO]


                                EQUITABLE ACCUMULATOR(SM) SELECT
                                Combination Variable and Fixed Deferred Annuity Enrollment Form under Group Annuity Contract No. AC6725 (Non-Qualified), AC6727 (Qualified) and Application for Individual Contract

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1.   TYPE OF CONTRACT
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[_] Non-Qualified (NQ)      [_] Traditional IRA   [_] Roth IRA

[_] Qualified Plan - Defined Contribution (DC)    [_] Qualified Plan -
                                                      Defined Benefit (DB)

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2. OWNER FOR IRA  CERTIFICATES/CONTRACTS,  OWNER AND ANNUITANT  MUST BE THE SAME
   PERSON
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[_]  Individual  [_] Trustee (for  an  individual)  [_] Custodian*

[_]  Qualified Plan Trustee - DC (Forms APP-97-8 and APP-97-9 must be completed)

[_] Qualified Plan Trustee - DB (Forms APP-97-8 and APP-97-10 must be completed)


------------------------------------------------  ------------------------------
Name (First, Middle, Last)                        Date of Birth (Month/Day/Year)


------------------------------------------------  ------------------------------
Address (Street, City, State, Zip Code)           Social Security No./TIN

                                                  [_] Male[_] Female
-------------------------   --------------------
Home Phone Number           Office Phone Number

*As Custodian under the ________ (state) Uniform Gifts to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA). Please note if issued under UGMA or UTMA, the beneficiary named in section 5 must be the Estate of the Annuitant.

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3. JOINT OWNER  OPTIONAL FOR NON-QUALIFIED CERTIFICATES/CONTRACTS
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------------------------------------------------  ------------------------------
Name (First, Middle, Last)                        Date of Birth (Month/Day/Year)


------------------------------------------------  ------------------------------
Address (Street, City, State, Zip Code)           Social Security No.

                                                  [_] Male [_] Female
---------------------------  -------------------
Home Phone Number            Office Phone Number


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4. ANNUITANT  IF OTHER THAN OWNER
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------------------------------------------------  ------------------------------
Name (First, Middle, Last)                        Date of Birth (Month/Day/Year)


------------------------------------------------  ------------------------------
Address (Street, City, State, Zip Code)           Social Security No.

                                                             [_] Male [_] Female
-----------------  -------------------  ---------------------
Home Phone Number  Office Phone Number  Relationship to Owner


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5. BENEFICIARY(IES) IF MORE THAN ONE - INDICATE %. TOTAL MUST EQUAL 100%.
--------------------------------------------------------------------------------

------------------------------------  ---------------------------  -------------
Name (First, Middle, Last)            Relationship to Annuitant                %


------------------------------------  ---------------------------  -------------
Name (First, Middle, Last)             Relationship to Annuitant               %


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6. ANNUITY COMMENCEMENT AGE     SPECIFY AGE:________________
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                                           (Annuitant's age 90 if not indicated)

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            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                    P.O. Box 1547, Secaucus, N.J. 07096-1547
(5/98)                             (800) 338-3434                cat. no. 126737

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7. INITIAL CONTRIBUTION INFORMATION      TOTAL INITIAL CONTRIBUTION: $__________
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8.   METHOD OF PAYMENT
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NON-QUALIFIED:   [_] Check payable to Equitable Life  [_] Wire [_] 1035 Exchange
QUALIFIED PLAN:  [_] Check payable to Equitable Life  [_] Wire
TRADITIONAL IRA: [_] Direct rollover from qualified plan or TSA
                       [_] Rollover from Traditional IRA
                              [_] Direct transfer from other Traditional IRA
ROTH IRA:        [_] Conversion rollover from Traditional IRA
                       [_] Rollover from Roth IRA
                              [_] Direct transfer from other Roth IRA

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9. BASEBUILDER(R)  GUARANTEE  ELECTION  YOU MUST ANSWER A AND B EVEN IF YOU DO
   NOT  ELECT  BASEBUILDER.   PLEASE  REFER  TO  ENROLLMENT   FORM/APPLICATION
   INSTRUCTIONS BEFORE COMPLETING
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A. Would you like to elect  baseBUILDER  which  includes a  combined  Guaranteed
   Minimum Income Benefit and Guaranteed Minimum Death Benefit? [_] Yes [_] No

B. Which Guaranteed Minimum Death Benefit would you like to elect? [_] 6% Roll Up to Age 80 [_] Annual Ratchet to Age 80

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10. SYSTEMATIC  WITHDRAWALS  (OPTIONAL) FOR IRA  CERTIFICATE/CONTRACTS,
    AVAILABLE ONLY IF YOU ARE AGE 59 1/2 TO 70 1/2. OTHER WITHDRAWAL  OPTIONS
    ARE AVAILABLE FOR IRA CERTIFICATES/CONTRACTS.
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FREQUENCY: [_] Monthly [_] Quarterly [_] Annually  Start Date:______(Month, Day)

AMOUNT OF WITHDRAWAL:  $_______________ or _______________%

WITHHOLDING ELECTION INFORMATION  (Please refer to enrollment form/application
--------------------------------
instructions before completing)
A. [_] I do not want to have Federal income tax withheld. (U.S. residence address and Social Security No./TIN required)
B.   [_] I want to have Federal income tax withheld from each payment.

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11. SUCCESSOR OWNER (OPTIONAL FOR NON-QUALIFIED CERTIFICATES/CONTRACTS)
    AVAILABLE ONLY IF THE OWNER AND ANNUITANT ARE DIFFERENT PERSONS
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                                                            [_] Male  [_] Female
-----------------------------  -----------------------------
Name (First, Middle, Last)     Date of Birth (Month/Day/Year)


------------------------------------------------------   -----------------------
Address (Street, City, State, Zip Code)                  Social Security No./TIN

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12.  SUITABILITY
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A.   Did you receive the EQUITABLE ACCUMULATOR SELECT prospectus? [_] Yes [_] No


----------------------------------   -------------------------------------------
Date of Prospectus                   Date(s) of any Supplement(s) to Prospectus

B. Will any existing life insurance or annuity be (or has it been) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the Certificate/Contract applied for will be issued? [_] Yes [_] No
   If Yes, complete the following:


------------------  --------------------  ---------  ---------------------------
Year Issued         Type of Plan          Company    Certificate/Contract Number


(5/98)                                                 Accumulator Select page 2

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13. ALLOCATION AMONG INVESTMENT OPTIONS  CHOOSE A, B OR C
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                                        (1) GUARANTEE PERIODS (GIROS)
                                            -------------------------
    A. [_] SELF-DIRECTED  ALLOCATION    (499) February 15, 1999........ ______%
    Allocate  initial   contribution    (400) February 15, 2000........ ______%
    between "(1) GUARANTEE  PERIODS"    (401) February 15, 2001........ ______%
    and "(2) INVESTMENT  FUNDS." The    (402) February 15, 2002........ ______%
    total of (1) and (2) must  equal    (403) February 15, 2003........ ______%
    100%.                               (404) February 15, 2004........ ______%
                                        (405) February 15, 2005........ ______%
    B. [_] PRINCIPAL ASSURANCE Under    (406) February 15, 2006........ ______%
    Principal  Assurance,  an amount    (407) February 15, 2007........ ______%
    is   allocated  to  a  Guarantee    (408) February 15, 2008........ ______%
    Period  so  that  its   maturity
    value  will  equal  the  initial    SUBTOTAL............             % (1)
    contribution    in   the    year                         ------------
    selected.

                                             (2) INVESTMENT FUNDS
                                                 ----------------
                                          (087) Alliance Money Market......................                 %
                                                                                           -----------------
     SELECT MATURITY YEAR:                (082) Alliance High Yield........................                 %
                                                                                           -----------------
     [_] 2005  [_] 2006                   (084) Alliance Common Stock......................                 %
     [_] 2007  [_] 2008                                                                    -----------------
                                          (086) Alliance Aggressive Stock..................                 %
                                                                                           -----------------
     Allocate the remaining amount of     (083) Alliance Small Cap Growth..................                 %
     the initial contribution only to                                                      -----------------
     "(2)   INVESTMENT   FUNDS."  The     (274) BT Equity 500 Index........................                 %
     total must equal 100%.                                                                -----------------
                                          (275) BT Small Company Index.....................                 %
     C. [_] SPECIAL DOLLAR COST                                                            -----------------
            AVERAGING                     (276) BT International Equity Index..............                 %
                                                                                           -----------------
     The  initial   contribution   is     (273) JPM Core Bond..............................                 %
     allocated to the Alliance  Money                                                      -----------------
     Market Fund. Thereafter, amounts     (271) Lazard Large Cap Value.....................                 %
     are  transferred  monthly over a                                                      -----------------
     twelve  month  period  from  the     (272) Lazard Small Cap Value.....................                 %
     Alliance  Money  Market  Fund to                                                      -----------------
     the other Investment Funds based     (266) MFS Research...............................                 %
     on the  percentages you indicate                                                      -----------------
     under  "(2)  INVESTMENT  FUNDS."     (267) MFS Emerging Growth Companies..............                 %
     The total  percentage must equal                                                      -----------------
     100%.                                (270) Morgan Stanley Emerging Markets Equity.....                 %
                                                                                           -----------------
                                          (261) EQ/Putnam Growth & Income Value............                 %
                                                                                           -----------------
                                          (262) EQ/Putnam Investors Growth.................                 %
                                                                                           -----------------
                                          (265) EQ/Putnam International Equity.............                 %
                                                                                           -----------------

                                          SUBTOTAL...........              % (2)
                                                               ------------
                                                 TOTAL..............100%.

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[_]  REBALANCING* The allocation among the Investment Funds will be periodically re-adjusted according to the allocation percentages you indicate above. SELECT REBALANCING FREQUENCY: [_] Quarterly [_] Semi-Annually [_] Annually *This program may not be elected if you choose Special Dollar Cost Averaging.
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(5/89)                                                 Accumulator Select page 3

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14.  AGREEMENT
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All information and statements furnished in this enrollment form/application are true and complete to the best of my knowledge and belief. I understand and acknowledge that no registered representative has the authority to make or modify any Certificate/Contract on behalf of Equitable Life, or to waive or alter any of Equitable Life's rights and regulations. I understand that the Annuity Account Value attributable to allocations to the Investment Funds and variable annuity benefit payments, if a variable settlement option has been elected, may increase or decrease and are not guaranteed as to dollar amount. I understand that amounts allocated to the Guaranteed Period Account may increase or decrease in accordance with a market value adjustment until the Expiration Date. If I have elected the baseBUILDER, I understand that (1) the interest rate used for baseBUILDER does not represent a guarantee of my Annuity Account Value or cash value, and (2) if I subsequently exercise the baseBUILDER Guaranteed Minimum Income Benefit, it must be in the form of a lifetime income. Equitable Life may accept amendments to this enrollment form/application provided by me or under my authority. I understand that any change in benefits applied for or age at issue must be agreed to in writing on an amendment.

X
------------------------------     --------       ----------------------
Proposed Annuitant's Signature     Date           Signed at: City, State

X
---------------------------------------------------
Proposed Owner's Signature (If other than Annuitant)

---------                   ----------------------
Date                        Signed at: City, State

  (OREGON AND VIRGINIA RESIDENTS SIGN ABOVE, ALL OTHER RESIDENTS SIGN BELOW.)

COLORADO: IT IS UNLAWFUL TO KNOWINGLY PROVIDE FALSE, INCOMPLETE, OR MISLEADING FACTS OR INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE COMPANY. PENALTIES MAY INCLUDE IMPRISONMENT, FINES, DENIAL OF INSURANCE, AND CIVIL DAMAGES. ANY INSURANCE COMPANY OR REGISTERED REPRESENTATIVE OF AN INSURANCE COMPANY WHO KNOWINGLY PROVIDES FALSE, INCOMPLETE OR MISLEADING FACTS OR INFORMATION TO A CONTRACTOWNER OR CLAIMANT FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE CONTRACT OWNER OR CLAIMANT WITH REGARD TO A SETTLEMENT OR AWARD PAYABLE FROM INSURANCE PROCEEDS SHALL BE REPORTED TO THE COLORADO DIVISION OF INSURANCE WITHIN THE DEPARTMENT OF REGULATORY AGENCIES.

FLORIDA: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD OR DECEIVE AN INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE. EQUITABLE LIFE IS A WHOLLY OWNED SUBSIDIARY OF THE EQUITABLE COMPANIES
INCORPORATED  (EQ).  AXA-UAP,  AN  INSURANCE  HOLDING  COMPANY,  IS EQ'S LARGEST
SHAREHOLDER. NEITHER EQ NOR AXA-UAP HAS ANY RESPONSIBILITY FOR THE INSURANCE OBLIGATIONS OF EQUITABLE LIFE.

NEW JERSEY: ANY PERSON WHO KNOWINGLY FILES A STATEMENT OF CLAIM CONTAINING ANY FALSE OR MISLEADING INFORMATION IS SUBJECT TO CRIMINAL AND CIVIL PENALTIES.

KENTUCKY: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN ENROLLMENT FORM FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SUBJECTS SUCH PERSON TO CRIMINAL AND CIVIL PENALTIES.

ALL OTHER  STATES:  ANY  PERSON WHO  KNOWINGLY  AND WITH  INTENT TO DEFRAUD  ANY
INSURANCE COMPANY FILES AN ENROLLMENT FORM/APPLICATION OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE, MISLEADING OR INCOMPLETE INFORMATION IS GUILTY OF A CRIME WHICH MAY BE PUNISHABLE UNDER STATE OR FEDERAL LAW.


X
------------------------------     --------       ----------------------
Proposed Annuitant's Signature     Date           Signed at: City, State

X
---------------------------------------------------
Proposed Owner's Signature (If other than Annuitant)

---------                   ----------------------
Date                        Signed at: City, State


Do you have reason to believe that any existing life insurance or annuity has been surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the Certificate/Contract applied for will be issued on the life of the Annuitant? |_| Yes |_| No

Florida License ID No(s)._____________________________________


1)   -----------------------------------                 ---------------------------------------------
     Registered Representative Signature                 Print Name & No. of Registered Representative

     -------------------------------------------         --------------------       ------------------
     Registered Representative Soc. Sec. No./TIN         Broker-Dealer/Branch       Client Account No.


2)   -----------------------------------                 ---------------------------------------------
     Registered Representative Signature                 Print Name & No. of Registered Representative

     ---------------------------------------             --------------------       ------------------
     Registered Representative Soc. Sec. No.             Broker-Dealer/Branch       Client Account No.


(5/98)                                                 Accumulator Select page 4